SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

February 11, 2010

Date of report (Date of earliest event reported)

BINGO.COM, LTD.

(Exact Name of Registrant as Specified in Its Charter)

ANGUILLA, BRITISH WEST INDIES

(State or Other Jurisdiction of Incorporation)

 333-120120-01                                 98-0206369

         (Commission File Number)              (IRS Employer Identification No.)

     NATIONAL BANK OF ANGUILLA, 1ST FLOOR, ST MARY'S ROAD

   TV1 02P, THE VALLEY, ANGUILLA, BRITISH WEST INDIES

(Address of Principal Executive Offices)

   (264) 461-2646

              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Previous independent registered public accounting firm

On February 1, 2010 (the "Dismissal Date"), Bingo.com, Ltd.  (the "Company") dismissed Dohan and Company, CPA's, as its independent certifying accountant. The Company's Board of Directors approved of the dismissal on November 16, 2009. There were no disputes or disagreements between Dohan and Company, CPA's and the Company during the previous two fiscal years. Except for the provision of a "Going Concern" opinion, the reports of Dohan and Company, CPA's on the Company's financial statements for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2008 and 2007, and through the Dismissal Date, the Company has not had any disagreements with Dohan and Company, CPA's on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Dohan and Company, CPA's satisfaction, would have caused them to make reference thereto in their reports on the Company's financial statements for such years.

During the years ended December 31, 2008 and 2007, and through the Dismissal Date, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Dohan and Company, CPA's with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission ("SEC") and requested that Dohan and Company, CPA's furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree, a copy of which is filed as Exhibit 16.1 herewith.

New independent registered public accounting firm

On February 4, 2010, the Company engaged Davidson & Company LLP, as its independent registered public accounting firm, to audit the Company's financial statements. The decision to engage Davidson & Company LLP was approved by the Company's Board of Directors at a Board meeting called for such purpose.

Davidson & Company LLP had previously been contracted by Dohan and Company, CPA's to perform audit work on the Company for the fiscal years ended December 31, 2008 and 2007. All audit work conducted by Davidson & Company LLP was reviewed by Dohan and Company, CPA's. Other than communications in connection with the audit work performed by Davidson & Company LLP for these periods, there were no discussions between the Company and Davidson & Company LLP regarding the application of accounting principles to specific completed or contemplated transactions, or the type of audit opinion that might be rendered on the Company's financial statements. Furthermore, other than communications in connection with the audit work performed by Davidson & Company LLP, no written or oral advice was provided by Davidson & Company LLP that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

The following exhibit is filed herewith:

Exhibit                          Description

16.1                              Letter of Dohan and Company, CPA's as of February 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BINGO.COM, LTD.

(Registrant)

Date : February 11, 2010                                 By:/s/ T. M. Williams

T.M. WILLIAMS,

President and Director

Exhibit 16.1

Dohan and Company                                                 7700 North Kendall Drive, #200

Certified Public Accountants                                     Miami, Florida 33156-7578

A Professional Association                                        Telephone       (305) 274-1366

                                                                                    Facsimile        (305) 274-1368

                                                                                    Email               info@uscpa.com

                                                                                    Internet           www.uscpa.com

February 4, 2010

Office of the Chief Accountant

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC

Dear Sir and/or Madam:

We have read the statements about our firm included in the 8K of Bingo.com Ltd. filed with the Securities and Exchange Commission and are in agreement with the statements contained herein.

Yours truly,

/s/Dohan and Company, CPA's

Dohan and Company CPA's